UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) January 30, 2006.
USG Corporation

(Exact name of registrant as specified in its charter)
Commission File Number: 1-8864

Delaware	36-3329400

(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

125 South Franklin Street, Chicago, Illinois	60606-4678

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (312) 606-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
Press Release

Item 2.02 Results of Operations and Financial Condition.
     On January 30, 2006, USG Corporation issued a press release containing earnings information for the quarter and the fiscal year ended December 31, 2005. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION
Registrant

Date: January 30, 2006	By:	/s/ Richard H. Fleming

Richard H. Fleming,
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	USG Corporation press release dated January 30, 2006.